November 26, 2004

DELTA OIL & GAS INC.
1122 6 Ave. N. Seattle, Washington
98109 - USA

Re: Participation Proposal
Hillsprings Property, Alberta
______________________________________________________________

Whereas Win Energy Corporation (“Win”) has acquired a land position in the above noted property and whereas Delta Oil & Gas Inc. (“Delta”) has expressed an interest in participating with Win in future operations in its Hillsprings Property, the following proposal is submitted for review and consideration:

     1.     Win currently owns a working interest in the lands and leases described as the “Purchase Lands” in Schedule “A” attached hereto. In addition Win controls the lands described as the “Option Lands” in Schedule “A”

     2.     Delta shall pay the sum of Four hundred fourteen thousand and Seven hundred and Sixty Six ($414,766 US) dollars (US Funds) (hereinafter referred to as the “Purchase Price”) to Win to acquire a 10% working interest in the Purchase Lands subject only to the encumbrances shown in Schedule “A”.

     3.     The Purchase Price shall be payable to Win in the form of a certified cheque and shall be payable and received by Win on or before December 31,
             2004.

     4.     Upon receipt of the Purchase Price from Delta by Win, Win shall prepare and circulate for execution by Delta a Joint Operating Agreement incorporating the 1981 Operating Procedure together with the 1996 PASC Accounting Procedure utilizing standard rates, elections and amendments. The Joint
             Operating Agreement shall govern all operations on the Purchase Lands between the parties hereto. The parties hereto agree in advance that the 1981
             Operating Procedure shall utilize elective 2401 (B) establishing a right of first refusal on subsequent dispositions by the parties hereto.

Win Energy Corporation
Suite 240, 640 - 8th Avenue S.W. Calgary, Alberta, T2P 1G7
Bus: (404) 265-7787 - Fax: (403) 265-7767

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      5.     Win shall be named Initial Operator under the Joint Operating Agreement and shall conduct all operations with respect to the Purchase Lands in accordance therewith.

     6.     Delta shall have an option exercisable in writing to acquire a 10% working interest in the Option Lands. In the event Delta elects to acquire such interest, it shall pay the sum of $207,833 (US Funds) to Win. Delta shall have until 4 pm (MST) on July 1, 2005 to exercise this option and provide payment to
            Win as proposed in this clause. Failure to elect in writing or make the payment contemplated herein by this date shall terminate Delta’s right to acquire an interest in the Option Lands.

     7.     The Effective Date of this transaction shall be the date on which Win has received the Purchase Price.
     8.     This offer is subject to approval by the Board of Directors of Win which approval shall be received on or before Monday December 6, 2004. Failure of
             Win to secure approval of its Board of Directors shall terminate this Agreement.

     9.     Each of the parties hereto shall from time to time and at all times do such further acts and execute and deliver all such further deeds and documents as shall be reasonably required in order to fully perform and carry out the terms of this Agreement.

    10.    Time shall be of the essence.

    11.    Subject to the terms herein, this Agreement shall be binding upon and enure to the benefit of the Parties and their respective successors and permitted assigns.

    12.    This Agreement shall be interpreted and construed in accordance with the laws in force in the Province of Alberta. The Parties agree to submit to the exclusive jurisdiction of the courts of the Province of Alberta in any actions related to this Agreement.

Win Energy Corporation
Suite 240, 640 - 8th Avenue S.W. Calgary, Alberta, T2P 1G7
Bus: (404) 265-7787 - Fax: (403) 265-7767

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    13.    The Parties acknowledge they have expressed herein the entire understanding and obligations of this Agreement and it is expressly understood and agreed no implied covenant, condition, term or reservation shall be read into this Agreement relating to or concerning any matter or operation provided for herein.

    14.    This offer shall remain open for acceptance by Delta up to 4 p.m. (MST) on Thursday December 2, 2004.

Yours truly,

WIN ENERGY CORPORATION

/s/ Matthew Philipchuk

Vice President - Operations

AGREED TO AND ACCEPTED THIS 30 DAY OF NOVEMBER, 2004

/s/ Douglas N. Bolen
____________________________________________
DELTA OIL & GAS INC.

Win Energy Corporation
Suite 240, 640 - 8th Avenue S.W. Calgary, Alberta, T2P 1G7
Bus: (404) 265-7787 - Fax: (403) 265-7767

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Schedule “A”
Attached to and forming part of a Participation Proposal dated November 26, 2004 between Win Energy Corporation and Delta Oil & Gas Inc.

Hillsprings Area, Alberta
The “Purchase Lands”
                                                                                                                                                                         CURRENT
TITLE DOCUMENT                                LAND DESCRIPTION        INTERESTS

The “Lands”             Twp 5, Rge 29 W4M: S ½ Section 34       Win 50%
FH PNG Lease                                                               PNG to base of Fernie formation               (Pooled Interest)

Ptn of Crown PNG License                           Twp 5, Rge 29 W4M: N ½ Section 34      Win 50%
No. 5502030123                          PNG to base of Fernie formation              (Pooled Interest)

Encumbrances:

Crown Lessor Royalty (N ½ 34)
Lessors Royalty - 16.667% (S ½ 34)
GORR - 3% (Section 34)

Lands are pooled to base of the Fernie formation pursuant to a Non Cross-Conveyed Pooling Agreement dated January 12, 2004 amongst Talisman Energy Canada, Triangle Resources Inc, Win Energy Inc. and T.V. Oil & Gas Canada Ltd. The interests of Triangle, Win Energy and T.V. were acquired by Win Energy Corporation.

Win Energy Corporation
Suite 240, 640 - 8th Avenue S.W. Calgary, Alberta, T2P 1G7
Bus: (404) 265-7787 - Fax: (403) 265-7767

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The “Option Lands”
                                                                                                                                                                          CONTROLLED
TITLE DOCUMENT                                  LAND DESCRIPTION        INTERESTS

The “Option Lands”

FH PNG Lease                            Twp 5, Rge 29 W4M: SE ¼ Section 26     Win 100%
(L. Hochstein)

FH PNG Lease                            Twp 5, Rge 29 W4M: SW ¼ Section 26                      Win 100%
(L. Hochstein)

FH PNG Lease                            Twp 5, Rge 29 W4M: NE ¼ Section 26                       Win 100%
(L. Hochstein)

FH PNG Lease                            Twp 5, Rge 29 W4M: NW ¼ Section 26                      Win 100%
(L. Hochstein)

FH PNG Lease                            Twp 5, Rge 28 W4M: E ½ Section 26                           Win 100%
(S. Lynes)                                    (1/6 interest)

FH PNG Lease                            Twp 5, Rge 28 W4M: E ½ Section 26                            Win 100%
(J. Tillack)                                    (1/6 interest)

FH PNG Lease                            Twp 5, Rge 28 W4M: E ½ Section 26                             Win 100%
(H. Planger)                                 (1/6 interest)

FH PNG Lease                            Twp 5, Rge 28 W4M: E ½ Section 26                             Win 100%
(E. Koop)                                     (1/2 interest)

FH PNG Lease                            Twp 5, Rge 28 W4M: W ½ Section 26                            Win 100%
(F. McGlynn/D. McGlynn)

Win Energy Corporation
Suite 240, 640 - 8th Avenue S.W. Calgary, Alberta, T2P 1G7
Bus: (404) 265-7787 - Fax: (403) 265-7767

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FH PNG Lease                            Twp 5, Rge 28 W4M: NW ¼ Section 27                          Win 100%
(D. McGlynn)

Encumbrances:

18% Lessors Royalty (Section 26-5-29W4M)
15% Lessors Royalty (Section 26 and NW ¼ Section 27-5-28W4M)
3% GORR

Win Energy Corporation
Suite 240, 640 - 8th Avenue S.W. Calgary, Alberta, T2P 1G7
Bus: (404) 265-7787 - Fax: (403) 265-7767

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